SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 2003
                                                           ------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)

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        Delaware                   001-16107               58-2056305
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   (State or other jurisdiction (Commission File (IRS Employer Identification
        of incorporation)          Number)                             No.)


          1155 Perimeter Center West Suite 100, Atlanta, Georgia 30338
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (678) 579-5000
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                                       N/A
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(Former name or former address, if changed since last report.)



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Item 7.           Financial Statements and Exhibits.

Exhibit Number             Description
--------------             -----------
99.1                       News release dated May 7, 2003.
99.2                       Slide presentation dated May 7, 2003.
99.3                       Transcript from conference call on May 7, 2003.

Item 9.           Regulation FD Disclosure.

On May 7, 2003, Mirant Corporation (the "Company") issued a news release and hosted a conference call reporting on the financial results of the Company for the year ended December 31, 2002, providing a business update and providing an operational outlook for the Company. The Company has attached its news release, slide presentation and conference call transcript as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 12.          Results of Operations and Financial Condition.

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

The attached news release, slide presentation and conference call transcript reported on the financial results of the Company for the period ended December 31, 2002, provide a business update and provide an operational outlook for the Company.

In the attached exhibits, we have used the non-GAAP financial measures "Adjusted Earnings" and "Adjusted Earnings per Diluted Share" to describe net income and earnings per share for 2002 adjusted by various items described in the slide presentation on page 8 as being unusual either in their nature or timing. Those adjustments are included in the slide presentation. Additionally, to estimate the effective income taxes associated with the adjusted earnings as computed, the company has applied an assumed 38% tax rate.

The company believes these measures are important to investors because they provide additional information, which can be used as a basis for comparison of the company's financial performance from operations.

In the slide presentation, on pages 15 and 16 (and elsewhere in the exhibits), we use the non-GAAP financial terms, "EBITDA" and "Adjusted EBITDA" to assist in assessing the operating results and effectiveness of our company.

We define "EBITDA" as Operating Income(Loss) plus Depreciation and Amortization.

We believe "EBITDA" is a useful measure for investors because it provides information that can be used to evaluate the effectiveness of our business and investments from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which are directly relevant to the efficiency of those operations.

We define "Adjusted EBITDA" as EBITDA adjusted for various items that management believes are unusual due to their nature or timing. Those adjustments include Impairment and Restructuring charges, Goodwill Impairment, Gains on Sales of Assets, Net, Equity in Income of Affiliates, certain Non-Cash Amortizations related to various energy contracts more fully described in the Company's Form 10-K filed on April 30, 2003 (the "Form 10-k") and notes to the slide presentation, and cash payments made to PEPCO pursuant to our obligations to them, also fully described in the Company's Form 10-K.

We believe that "Adjusted EBITDA" is an important measure to investors because it provides an additional basis for comparing the operational effectiveness of our businesses and investments over time.

Elsewhere in the slide presentation and the attached exhibits, the following non-GAAP financial terms are used and descriptions of those terms as they are derived from GAAP financial statements we included as notes to the slide presentation where applicable:

On pages 17, 27, and 29 of the slide presentation (and elsewhere in the attached exhibits), we use the term "Discretionary Capital Expenditures" to describe those capital expenditures not required as on-going maintenance of facilities, compliance with environmental requirements, or new plant construction.

We believe that this measure provides additional useful information to investors by describing those expenditures, which might be able to be avoided, or deferred should the company's management deem it appropriate.

On page 15 of the slide presentation (and elsewhere in the attached exhibits), we use the term "Gross Margins", which is reconciled in the notes on that page as Total Operating Revenue minus Cost of fuel, electricity, and other products. On page 19 of the slide presentation (and elsewhere in the attached exhibits), we use the term "North American Gross Margin", which is a forecast amount which would be derived from the North American segment information consistent with the description on page 15 of the slide presentation. For projected amounts, both on pages 15 and 19 of the slide presentation, the quantitative reconciliation of gross margins as shown cannot be obtained without unreasonable effort.

On page 19 of the slide presentation (and elsewhere in the attached exhibits), we use the term "Discretionary Trading Around Assets" to describe activities engaged in by our energy marketing group, which do not directly relate to the hedging of our generation assets. The gross margins associated with these discretionary activities would be included as a part of "Net Trading Revenues" on the Income Statement.

We also have presented the gross margins projected to be associated with those activities both in dollar amounts and as a financial ratio, which is equal to the dollar amount of gross margins projected to be associated with those activities divided by total projected gross margins from the North American business segment.

We believe that these measures are important to investors because the margins associated with these activities may be presumed by investors to be of a higher risk, more speculative, or less predictable in nature.

All of the information furnished in Items 7, 9 and 12 of this Report, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.






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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 12, 2003                              MIRANT CORPORATION




                                               By /s/ Harvey A. Wagner
                                               --------------------------------
                                               Harvey A. Wagner
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)







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                                  Exhibit Index

99.1                       News release dated May 7, 2003.
99.2                       Slide presentation dated May 7, 2003.
99.3                       Transcript from conference call on May 7, 2003.